SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 12, 1999
                                                        -----------------

                               NTL (TRIANGLE) LLC
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              (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-24792                     13-4086747
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(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation                   File Number)              Identification No.)



110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------


(Effective November 14, 1999, NTL (Bermuda) LLC changed its name to NTL (Triangle) LLC)
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(Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.
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     On November 23, 1999,  NTL  (Triangle)  LLC (formerly  NTL  (Bermuda)  LLC)
completed  the  sale  of its  50%  interest  in  Cable  London  plc to  Telewest
Communications plc for (UK Pound) 428 million (approximately $705 million) in cash. The sale is pursuant to the provisions of a buy/sell agreement between the parties related to NTL's purchase in 1998 of Comcast UK Cable Partners Limited.

     NTL (Triangle) LLC is filing certain  unaudited pro forma financial data in
Exhibit 99.1 hereto.

     A copy of the press release issued by NTL Incorporated, the parent entity of NTL (Triangle) LLC, relating to the Cable London sale is filed as Exhibit
99.3 hereto.

Item 5.   Other Events.
-------   -------------

     Effective November 14, 1999, NTL (Bermuda) Limited was converted into NTL (Bermuda) LLC, pursuant to the provisions of the Delaware Limited Liability Company Act and subject to the laws of the Island of Bermuda. In addition, effective November 14, 1999, NTL (Bermuda) LLC changed its name to NTL (Triangle) LLC.

     A copy of the Certificate of Formation, Certificate of Amendment and Corrected Certificate of Conversion relating to the formation and name change of the limited liability company and the conversion are filed as Exhibit 3.1,
Exhibit 3.2 and Exhibit 99.2, respectively, hereto and are incorporated herein by reference.

     The operating agreement of NTL (Triangle) LLC is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     NTL (Triangle) LLC is filing certain  unaudited pro forma financial data in
Exhibit 99.1 hereto.

     Exhibits
     --------

     3.1 Certificate of Formation, filed with the Delaware Secretary of State on November 12, 1999

     3.2 Certificate of Amendment, filed with the Delaware Secretary of State on November 18, 1999

     3.3  Operating  Agreement of NTL  (Triangle)  LLC, dated as of November 14,
          1999

     99.1 Unaudited Pro Forma Financial Data

     99.2 Corrected Certificate of Conversion, filed with the Delaware Secretary of State on November 16, 1999

     99.3 Press release, issued November 23, 1999

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NTL (Triangle) LLC
                                         (Registrant)


                                         By: NTL GROUP LIMITED, its
                                             Managing Member


                                         By: /s/   Robert Mackenzie
                                            ----------------------------------
                                            Name:  Robert Mackenzie
                                            Title: Secretary


Dated: December 9, 1999

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

     3.1 Certificate of Formation, filed with the Delaware Secretary of State on November 12, 1999

     3.2 Certificate of Amendment, filed with the Delaware Secretary of State on November 18, 1999

     3.3  Operating  Agreement of NTL  (Triangle)  LLC, dated as of November 14,
          1999

     99.1 Unaudited Pro Forma Financial Data

     99.2 Corrected Certificate of Conversion, filed with the Delaware Secretary of State on November 16, 1999

     99.3 Press release, issued November 23, 1999